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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549





                                    FORM 8-K



                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




                                OCTOBER 12, 2000
             -------------------------------------------------------
                Date of Report (Date of earliest event reported)


                                WEBMD CORPORATION
             -------------------------------------------------------
             (Exact name of registrant as specified in its charter)



          DELAWARE                        0-24975                94-3236644
-------------------------------   ------------------------  -------------------
(State or other jurisdiction of   (Commission File Number)   (I.R.S. Employer
         incorporation)                                     Identification No.)



                             400 THE LENOX BUILDING
                             3399 PEACHTREE ROAD NE
                             ATLANTA, GEORGIA 30326
          ------------------------------------------------------------
          (Address of principal executive offices, including zip code)


                                 (404) 495-7600
          ------------------------------------------------------------
              (Registrant's telephone number, including area code)


          ------------------------------------------------------------
             (Former name or address, if changed since last report)


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ITEM 5.  OTHER EVENTS

         Attached hereto as Exhibit 99.1 and incorporated by reference herein is the announcement by the Registrant of executive leadership and board of director changes, as presented in the press release dated October 12, 2000.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

         The following exhibit is filed herewith:

         99.1  Press Release issued by WebMD Corporation dated October 12, 2000.





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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, WebMD Corporation has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           WEBMD CORPORATION



         Dated: October 13, 2000           By:   /s/ L. SCOTT ASKINS
                                               --------------------------------
                                               L. Scott Askins
                                               Assistant General Counsel


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                                  EXHIBIT INDEX

99.1     Press Release issued by WebMD Corporation dated October 12, 2000.